Exhibit 99.1

May 24, 2017

Citi Trends Announces Preliminary Results of 2017 Annual Meeting of Stockholders

SAVANNAH, Ga.—(BUSINESS WIRE)— Citi Trends, Inc. (“Citi Trends” or the “Company”) (NASDAQ:CTRN) today announced that, according to preliminary voting tabulations, stockholders have re-elected Barbara Levy and R. Edward Anderson to the Board of Directors, and also elected Jonathan Duskin to the Company’s Board of Directors. Additionally, stockholders voted in favor of all other proposals submitted for a vote at the Annual Meeting. The vote is subject to certification by IVS Associates Inc., the independent inspectors of election.

Citi Trends’ Board of Directors issued the following statement:

“We thank all of our stockholders for their participation throughout this process. We look forward to working collaboratively with our new and existing directors to maximize shareholder value for all stockholders.”

“We are exceptionally grateful for Larry Hyatt’s 11 years of service on the Board. He has played a significant role in Citi Trends’ success, including its renewed strength following the strategic pivot, in his roles as a Director, Chairman of the Audit Committee and as a member of the Compensation and the Nominating and Corporate Governance Committees. We thank him on behalf of all our stockholders for his service to the Company over the years.”

Citi Trends will file final voting results with the Securities & Exchange Commission on a Form 8-K once they are certified by the independent inspector of elections, which will be available at the SEC’s web site or the Investor Relations section of Citi Trends’ corporate website.

About Citi Trends

Citi Trends, Inc. is a value-priced retailer of urban fashion apparel and accessories for the entire family. The Company operates 538 stores located in 31 states. Citi Trends’ website address is www.cititrends.com. CTRN-G

Forward-Looking Statements

All statements other than historical facts contained in this news release, including statements regarding our future financial results and position, business policy and plans, objectives of management for future operations and our intentions and ability to pay dividends and complete any share repurchases, are forward-looking statements that are subject to material risks and uncertainties. The words “believe,” “may,” “could,” “plans,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to Citi Trends, are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results or developments may differ materially from those included in the forward-looking statements as a result of various factors which are discussed in Citi Trends filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, growth risks, consumer spending patterns, competition within the industry, competition in our markets, the ability to anticipate and respond to fashion trends and the outcome of our current proxy fight and any other actions of activist stockholders. Any forward-looking statements by the Company with respect to the Company’s intention to declare and pay dividends, repurchase shares pursuant to the share repurchase program, or otherwise, are intended to speak only as of the date such statements are made. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, Citi Trends does not undertake to publicly update any forward-looking statements in this news release or with respect to matters described herein, whether as a result of any new information, future events or otherwise.

View source version on businesswire.com: http://www.businesswire.com/news/home/20170524005787/en/

Media:

ICR

Phil Denning 646-277-1258

phil.denning@icrinc.com
or

Investors:

Okapi Partners

Bruce Goldfarb, Chuck Garske and Teresa
Huang 212-297-0720

Source: Citi Trends, Inc.

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